Exhibit 10.26

February 16, 1998


Mr. Ralph Armijo
President and CEO
Navidec, Inc.
14 Inverness Drive, Building F, Suite 116 Denver, CO 80112

         Re:     Engagement Agreement

Dear Mr. Armijo,

This letter (the "Engagement Letter" or "Agreement") will confirm the engagement of Joseph Charles & Associates, Inc. ("JCA") by Navidec, Inc. ("the Company") to render financial and investment banking services on an exclusive basis as described below.

In connection with this engagement, the Company will furnish to JCA such information and data (the "Information") relating to the Company as JCA reasonably requests and will provide JCA with reasonable access to the Company's officers, directors, employees, counsel and independent accountants. JCA may rely upon the Information without independently verifying it and does not assume responsibility for its accuracy or completeness. JCA will not make an independent appraisal of the assets of the Company but will familiarize itself with the business operations, financial condition and prospects of the Company, and will review such corporate documents involving the Company as JCA in its sole discretion deems necessary.

JCA will provide the following services under this investment banking agreement:
JCA will work with Navidec, Inc,, in developing a long term financial strategy which will include private placements, future public offerings and/or strategic partnerships. In particular, JCA will act as the Company's Placement Agent for a $ 1,500,000 private placement financing during the term of this Agreement; the terms of such financing shall be mutually agreeable to both parties. JCA shall also have a first right of refusal to represent the Company in any public offerings, private placements, or strategic partnerships for the duration of this engagement and 12 months after it is terminated; any such transactions will be governed by a separate engagement or letter of intent.

In consideration of JCA's services, the Company agrees to pay JCA a consulting fee of 250,000 warrants exercisable at $3.50. The Company also agrees to reimburse JCA for any reasonable out of pocket expenses incurred by JCA in connection with services under this engagement; provided all such expenses are approved in advance by the Company. JCA shall also be paid a Lehman formula fee in the event the Company is acquired, merged or sells substantially all of its assets or a controlling block of stock.

     1. Liability of JCA. In furnishing the company with advice and other services as herein provided, neither JCA nor any officer, director or agent thereof shall be liable to the company or its creditors for errors of judgment or anything except willful malfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the terms of this agreement.

It is further understood and agreed that JCA may rely upon information furnished to it reasonably deemed to be accurate and reliable and that, except as herein provided, JCA shall not be accountable for any loss suffered by the company by reason of the company's non action on the basis of any advice, recommendation or approval of JCA, its partners, employees or agents.


     2. Representations & Indemnification. The Company represents and warrants to JCA that: the Company will not cause or knowingly permit any action to be taken in connection with transactions which violates the Securities Act of 1933 or any state securities laws; the Company will cooperate with JCA so as to permit the transactions to be conducted in a manner consistent with the applicable state and federal securities laws; that all information and statements provided by the Company in the transactions will be true and correct; that the transactions will not be misleading or violative of the anti-fraud provisions of the Securities and Exchange Act of 1934; current Company management, as disclosed to JCA, will continue in place after the transactions for a reasonable period of time; there will be included in the transactions financial statements of the Company for the last three fiscal years or for such shorter period as the Company was in existence and the latest unaudited comparative quarterly or other interim financial statements; the financial statements will fairly reflect the financial condition of the Company and the results of its operations at a time and for the periods covered by such financial statements, and such statements will be substantially as heretofore represented to the undersigned, the Company does not know of any facts adversely affecting the transactions; the Company has prepared and delivered to the undersigned its most recent estimate of sales, earnings, and cash flow and agrees to update those estimates on a monthly basis during the pendency of this engagement and any transactions. The Company agrees to indemnify and hold JCA and its attorneys, accountants, agents and employees, officers and directors, free and harmless from any liability, cost and expense, including attorneys' fees in the event of a breach of this representation and warranty. The Company shall also assume responsibility for the indemnitees' defense in any such matters except where a conflict exists such that they are required to retain separate counsel, in which event, the Companies shall pay the legal fees and expenses, as and when incurred, of separate counsel retained by Indemnitees to provide such defense.

     3. Other Activities of JCA. The Company recognizes that JCA now renders and may continue to render consulting, financial and other services to other companies which may or may not have policies and conduct activities similar to those of the company. JCA shall be free to render such advice and other services and the Company hereby consents thereto. JCA shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes. JCA does not intend to be engaged by a direct competitor of the Company without prior written approval.

     4. Control. Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-Laws, or any applicable statute or regulation, or to deprive its Board of Directors of their responsibility for any control of the conduct or the affairs of the Company.

     5. Conditions of Performance by JCA. Notwithstanding anything on the contrary hereinabove set forth, the performance of the obligations of JCA as provided in this Engagement Letter is specifically subject to and conditioned upon the following:

          a) successful completion of in depth investigative procedures to be conducted by JCA in respect to the Company, its operations and general performance as well as its officers and directors (commonly referred to as "due diligence" procedures);

          b)  results  of  the  due   diligence   procedures   employed  by  JCA
satisfactory to JCA in its sole determination; and

          c) receipt by JCA of the compensation referred to hereinabove.

The term of this Agreement shall be one year with the date of your acceptance of this Engagement Letter as evidenced below. JCA or the Company may cancel this Agreement upon 30 days written notice. Notwithstanding anything to the contrary in the prior sentence hereto, the Company will remain obligated to pay JCA compensation as set forth above.

This Engagement Letter sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels any prior or contemporaneous communications, understandings or agreements between the parties. This Agreement cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all parties hereto.

This Agreement shall be governed by and construed to be in accordance with the laws of the State of Florida applicable to contracts made and to be performed solely in such State by citizens thereof. The parties hereto shall deliver notices to each other by personal delivery or by registered mail (return receipt requested) at the addresses set forth herein.

All controversies or claims between the parties hereto or arising out of or relating to the business combination contemplated by this Agreement, including but not limited to the making or enforcement of documents relating thereto, shall be resolved by arbitration in accordance with applicable rules of the American Arbitration Association. Judgment on the arbitrators' award may be entered in any court having jurisdiction. If any action or proceeding is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to recover all of its reasonable attorney's fees and costs.

If the terms and conditions of this Engagement Agreement confirm our agreement and understanding, please execute the copy of this Engagement Agreement in the space provided below and return it to us.



Very truly yours,

JOSEPH CHARLES & ASSOCIATES, INC.



By: /s/  Richard A. Rappaport
    -------------------------
         Richard A. Rappaport
         Managing Director



Agreed to and accepted this 16 day of February, 1998.
                            --        --------



Navidec, Inc.



By: /s/  Ralph Armijo
    ----------------------
         Ralph Armijo
         President and CEO